PYXIS FUNDS II

Supplement dated May 14, 2012 to

Pyxis Funds II Summary Prospectus dated February 1, 2012

This Supplement provides new and additional information beyond that contained in the Summary Prospectus and should be read in conjunction with the Summary Prospectus.

Pyxis Small-Cap Equity Fund

Portfolio Management

Effective March 6, 2012, the section titled “Portfolio Management” on page 4 of the Summary Prospectus is amended and restated as follows:

Pyxis Capital, L.P. serves as the investment adviser to the Fund and Palisade Capital Management, L.L.C. (“Palisade”) and Champlain Investment Partners, LLC (“Champlain”) serve as sub-advisers to the Fund. The portfolio managers for the Fund are:

Portfolio Manager	Portfolio manager experience in this Fund	Primary title with Investment Adviser/Sub-Adviser
Marc Shapiro	Less than 1 year	Senior Portfolio Manager at Palisade
Scott T. Brayman	3 years	Managing Partner and Chief Investment Officer at Champlain

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS

FOR FUTURE REFERENCE